UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2024

VISTRA CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38086	36-4833255
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 Sierra Drive Irving, TX	75039
(Address of principal executive offices)	(Zip Code)

(214) 812-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	VST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Accounts Receivable Securitization Facility

On July 11, 2024, TXU Energy Retail Company LLC (“TXU Retail”), TXU Energy Receivables Company LLC (“TXU Receivables”), a wholly owned subsidiary of TXU Retail, and Vistra Operations Company LLC (“Vistra Operations”), each of which are indirect, wholly owned subsidiaries of Vistra Corp., entered into an amendment (the “RPA Amendment”) to the Receivables Purchase Agreement dated as of August 21, 2018 (as amended, supplemented or otherwise modified from time to time, the “RPA”) among TXU Receivables, as seller, TXU Retail, as servicer, Vistra Operations, as performance guarantor, certain purchaser agents and purchasers named therein and Credit Agricole Corporate and Investment Bank, as administrator. The RPA Amendment extended the term of the RPA until July 11, 2025.

A copy of the RPA Amendment is included as Exhibit 4.1 to this Current Report and is incorporated herein by reference. The above description of the RPA Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the RPA Amendment.

Repurchase Facility

On July 11, 2024, TXU Retail, as seller and seller party agent, Vistra Operations, as guarantor, the originators named therein (collectively with TXU Retail, the “Originators”), and MUFG Bank, Ltd., as buyer (“Buyer”), entered into an amendment (the “Framework Amendment”) to the Master Framework Agreement, dated as of October 9, 2020 (as amended, supplemented or otherwise modified from time to time, the “MFA”), among TXU Retail, the Originators, and Buyer. The Framework Amendment extended the term of the MFA until July 11, 2025.

Additionally, on July 11, 2024, TXU Retail, as seller and MUFG, as buyer, entered into an amendment (the “Repurchase Amendment”) to the Master Repurchase Agreement, dated as of October 9, 2020, between TXU Retail and MUFG. The Repurchase Amendment amended the definition of “Pricing Rate” from SOFR plus 1.50% to SOFR plus 1.60%.

Copies of the Framework Amendment and Repurchase Amendment are included as Exhibits 10.1 and 10.2, respectively, to this Current Report and are incorporated herein by reference. The above descriptions of the Framework Amendment and Repurchase Amendment do not purport to be complete and are qualified in its entirety by reference to the full text of the Framework Amendment and Repurchase Amendment.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1*	Fifteenth Amendment to Receivables Purchase Agreement, dated as of July 11, 2024, among TXU Energy Receivables Company LLC, as seller, TXU Energy Retail Company LLC, as servicer, Vistra Operations Company LLC, as performance guarantor, certain purchaser agents and purchasers named therein and Credit Agricole Corporate and Investment Bank, as administrator.

10.1	Amendment No. 5 to Master Framework Agreement, dated as of July 11, 2024, by and among TXU Energy Retail Company LLC, as seller and seller party agent, certain originators name therein, Vistra Operations Company LLC, as guarantor, and MUFG Bank, Ltd., as buyer.

10.2	Amendment No. 4 to Master Repurchase Agreement, dated as of July 11, 2024, by and among TXU Energy Retail Company LLC, as seller and MUFG Bank, Ltd., as buyer.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain annexes and schedules to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Vistra agrees to furnish supplementally a copy of any omitted annexes or schedule to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vistra Corp.

Dated: July 12, 2024	/s/ William M. Quinn
	Name:	William M. Quinn
	Title:	Senior Vice President and Treasurer